Exhibit 10.15A

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

BERKELEY LIGHTS, INC.

Terms and Conditions of Purchase

THESE TERMS AND CONDITIONS OF PURCHASE (these “Ts&Cs”) are executed and delivered effective as of the date of full execution (the “Effective Date”) by Berkeley Lights, Inc., a Delaware corporation (“BLI”), and the undersigned supplier (“Supplier”).

1.	GENERAL

These Ts&Cs, including any Order(s) (as defined below), constitute the entire and exclusive agreement governing the purchase of the product(s) (the “Products”) and the BLI Work Product (as defined below) identified on the written purchase order(s) issued by BLI to Supplier (each, an “Order”). These Ts&Cs supersede all prior or contemporaneous agreements or arrangements, whether written or oral, governing the subject matter of these Ts&Cs. Any terms or conditions proposed by Supplier (i) by separate written document, (ii) by quotation, acknowledgment or invoice (including pre-printed or linked terms and conditions), and/or (iii) by any other means (including course of dealing, course of performance or usage of trade) that are in addition to, inconsistent or in conflict with, or different from, these Ts&Cs will not have any force or effect and are hereby rejected, even if submitted at a point in time after these Ts&Cs. Neither Supplier’s commencement of performance, nor Supplier’s delivery of Products, nor BLI’s acceptance of Products, nor BLI’s failure to object to terms and conditions contained in any communication from Supplier shall constitute an acceptance of any terms and conditions proposed by Supplier that are in addition to, inconsistent or in conflict with, or different from, these Ts&Cs. These Ts&Cs shall apply to all Order(s) for the purchase of the Products and BLI Work Product issued by BLI, even if such Order(s) fail to specifically reference these Ts&Cs. In the event of a conflict between these Ts&Cs and any Order, the order of precedence shall be as follows: these Ts&Cs and then, such Order.

2.	ORDERS; DELIVERY

2.1.    Forecasts. BLI may provide forecasts of its Products requirements to Supplier from time to time. Any forecasts provided by BLI are non-binding, are for planning purposes only and do not constitute an order or other commitment or obligation of BLI. BLI shall have no obligation to issue any Order(s) to Supplier.

2.2.    Order(s). BLI may issue to Supplier from time to time one or more Order(s) for the Products and BLI Work Product, each of which shall include [***], as applicable. Supplier agrees to notify BLI in writing of its acceptance, changes necessary for acceptance, or rejection of an Order within [***] business days of receipt thereof. Subject to these Ts&Cs, Supplier shall not provide BLI with any Products or BLI Work Product and BLI shall not be obligated to pay for any Products or BLI Work Product, unless BLI has issued Order(s) for such items.

2.3.    Change Orders. BLI may, [***], at any time by written change order (i) make [***], (ii) [***], or (iii) make [***] in an Order. In the event that such change results in an increase in the price of the Products or BLI Work Product, as applicable, [***].

2.4.    Packing. The Products shall be packed, marked and prepared for shipment in a manner that: (i) follows [***], (ii) is acceptable by common carriers for shipment, (iii) is [***], and (iv) meets [***]. Supplier will forward the original bill of lading or other shipment receipt for each shipment, and the applicable documents set forth in Sections 2.8 and 4.2 with each shipment. Before and at the time the Products are shipped, Supplier will give BLI sufficient warning in writing (including [***] necessary to enable BLI to [***]. Supplier agrees to comply with all applicable laws, rules and regulations regarding [***], including [***]. [***] for any expenses incurred as a result of [***].

2.5.    Lead Time(s). Supplier and BLI agree that the lead time(s) for the Products ordered from Supplier shall be in accordance with the lead time(s) stated in the applicable Order(s).

2.6.    Delivery; Risk of Loss. [***] with respect to performance of each Order. Supplier agrees to deliver the Products to BLI on the delivery date(s) specified in the applicable Order. Supplier will deliver the Products to an agreed upon delivery point (“Delivery Point”), with [***] paying all duty, transportation, shipping, insurance and other charges incurred to ship the Products from such Delivery Point to BLI’s facility. [***] change the delivery date(s), which actions will not entitle Supplier to [***] and will not subject BLI to [***]. Title to the Products shall pass to BLI upon [***]. Except to the extent that the Products are damaged during shipping as a result of [***], all risk of loss and damage to the Products shall pass to BLI [***].

2.7.    Late Delivery. Supplier shall notify BLI in writing within [***] hours of Supplier learning that it cannot meet a scheduled delivery date for the Products and in such written notice, shall state the reason for the delay. Late deliveries of the Products will result, [***] on such late Products of [***] percent for each calendar [***] late. In addition, Supplier agrees to deliver, [***], any late shipment of the Products by [***]. [***] of the Products [***] will only be considered complete when all Products of an Order have been shipped.

2.8.    Statement of Origin. Export and import authorizations or licenses necessary for the shipment of the Products to the Delivery Point and receipt by BLI are [***] responsibility. Supplier will [***] notify BLI in writing of any material or components used by Supplier in filling the Order that [***]. [***] will furnish, and if applicable, file with the appropriate governmental agency, any information and documentation necessary to establish the country of origin, comply with the applicable country’s rules of origin requirements, and/or determine the admissibility and the effect of entry of the Products into the country in which the Products are delivered. [***] shall provide copies of such authorizations, licenses, information and documentation, as applicable, regarding the Products to [***] no later than [***].

2.9.    Subcontracts. Supplier shall not subcontract any part of the Order(s) without [***], Supplier shall at all times remain fully responsible for the Order(s) as well as any [***] subcontractors. Supplier shall be fully responsible for any and all payments to Supplier’s suppliers and subcontractors.

3.	PRICE, INVOICING, PAYMENT AND TAXES

3.1.    Price, Invoicing and Payment. The mutually agreed pricing for the Products and BLI Work Product, as applicable, are set forth in the initial Order, and such pricing shall be valid for all Order(s) and [***]. After or contemporaneous with each shipment of Products or with respect to the BLI Work Product, Supplier shall send a separate proper invoice, which shall be proper if such invoice only [***] and is dated at or after the date on which BLI receives the Products or BLI Work Product covered by such invoice. Unless otherwise set forth in the applicable Order, BLI shall pay undisputed amounts documented by Supplier’s proper invoice [***] days from the date of BLI’s acceptance of the Products or BLI Work Product covered by such proper invoice or BLI’s receipt of such proper invoice, whichever is later. BLI may at its option pay Supplier’s invoice [***] days from the later of the events set forth in the preceding sentence, and [***]. BLI will pay all amounts in U.S. dollars.

3.2.    Most Favored Pricing. Supplier represents, warrants and agrees that the prices charged for the Products are and shall be the [***] prices charged by Supplier to any of its other customers worldwide purchasing the [***]. If Supplier offers a lower price for the [***] Products to any other customer, then Supplier shall notify BLI and offer to BLI such lower price. In any case where the prices paid by BLI are found to be higher, Supplier agrees to provide BLI a retroactive refund for any overpayment within [***] days of identifying such overpayment. Such [***] price shall be determined [***]. BLI may [***] and if such audit identifies an overpayment, Supplier agrees to reimburse BLI [***] with a single payment covering the overpayment within [***] days after the completion of the audit.

3.3.    Taxes. The pricing specified in the Order(s) will [***] any taxes, customs, duties, fees or other amounts assessed or imposed by any government authority, [***], that BLI is obligated to pay under applicable law, and [***] is responsible for paying such taxes, customs, duties, fees and other amounts [***]. [***] has [***] for any taxes based on Supplier’s assets or income or for which BLI has an appropriate [***] exemption. [***].

3.4.    No Acceptance. Payment of an invoice shall not constitute BLI’s acceptance of any Products or BLI Work Product covered by such invoice, does not limit or impair BLI’s rights to assert any of its rights or remedies pursuant to these Ts&Cs, and does not relieve Supplier’s responsibility for defects (latent or otherwise).

[***]. [***].

4.	SPECIFICATIONS; ACCEPTANCE

4.1.    Product Specifications. The Products shall meet the specifications, including [***] (the “specifications”), for such Products as agreed with BLI and referenced in the applicable Order(s). Supplier shall not make any modifications to the Products’ specifications or the Products without BLI’s prior written approval. Supplier agrees to provide [***] days advance written notice to BLI of any proposed modifications to the Products’ specifications.

4.2.    Supplier Inspection and Testing. Supplier shall inspect and test the Products prior to shipment to confirm that such Products meet the specifications for such Products referenced in the applicable Order(s) [***]. [***] in such inspection and testing at Supplier’s facility or such other mutually agreed facility. Supplier shall provide all inspection and testing records regarding the Products to BLI [***]. Supplier and BLI agree to utilize [***].

4.3.    BLI Inspection and Testing; Acceptance. The Products, once delivered to BLI, may be inspected and tested by BLI or its designee, at [***] times and places, to confirm that such Products meet the specifications for such Products referenced in the applicable Order(s) [***]. Supplier shall provide, [***], all reasonable assistance

[***] for such inspections and tests. An authorized representative of BLI will notify Supplier in writing of its acceptance of the Products [***] following [***]. [***] of the Products shall [***] BLI’s acceptance of such Products.

4.4.    Non-Conforming Products. If any Products are not in conformity with the specifications for such Products, or otherwise not in conformity with the applicable Order(s), BLI, at its option, may, by written notice to Supplier, (i) return such defective Products to Supplier and [***], (ii) accept such defective Products at an equitable reduction in price as [***], (iii) if Supplier is unable to bring such Products into conformity with the specifications for such Products, [***] as to such defective Products, or (iv) [***]. BLI is authorized to return the non-conforming Products to Supplier at [***] cost. However, title and risk of loss and damage to the non-conforming Products shall [***] pass to Supplier upon BLI’s [***]. No approval (including [***]), inspection (including [***]), test, or acceptance of any Products shall relieve Supplier from responsibility for non-conformity with specifications, non-conformity with the applicable Order(s) requirements or defects. BLI’s rights in this Section are in addition to its other rights and remedies under these Ts&Cs and applicable law.

5.	CANCELLATION

5.1.    Notice. BLI may cancel an Order, in whole or in part, at any time for any reason by giving written notice of cancellation to Supplier. Upon receipt of BLI’s notice of cancellation, and unless otherwise directed in writing by BLI, Supplier will (i) [***] terminate all work under the Order, (ii) verify and settle [***] claims by Supplier’s suppliers and subcontractors for actual costs incurred directly as a result of the cancellation and [***] the recovery of BLI

Materials (as defined below), BLI Work Product and BLI Confidential Information (as defined below) in Supplier’s suppliers’ and/or subcontractors’ possession, and (iii) take actions [***] to protect property in Supplier’s possession or control in which BLI has an interest until written disposal instructions from BLI have been received.

5.2.    Standard. There shall be [***] cancellation charges for an Order of any Products that are “standard” or “off-the-shelf” products (i.e., [***].

5.3.    Custom. Any claim by Supplier for cancellation charges for an Order of any Products that are “custom” products (i.e., [***]) or BLI Work Product must be submitted to BLI in writing within [***] days after receipt of BLI’s cancellation notice along with a summary of all of Supplier’s mitigation efforts (“Cancellation Claim”). A Cancellation Claim may include [***]. Supplier [***] [***] and [***]; provided, however, that such actions shall [***] (i) [***], (ii) [***], (iii) [***], (iv) [***], or (v) [***].

5.4.    Cancellation Claims. In no event shall a Cancellation Claim exceed [***]. If no cancellation charges are specified in the Order, [***]. Upon payment of the cancellation charges [***], BLI shall be entitled to all work and materials paid by such charges.

5.5.    Non-Recoverable Charges. In no event shall Supplier be compensated in any way for any work done after receipt of [***], nor for any costs incurred by Supplier’s suppliers or subcontractors after Supplier receives [***], nor for any costs Supplier could [***], nor for any loss of [***] of Supplier, or Supplier’s suppliers or subcontractors.

5.6.    Product and Related Materials. If an Order is cancelled by BLI, BLI may [***] Supplier to transfer title and deliver to BLI any finished Products, any BLI Work Product, the work in process, and [***] as Supplier has specifically produced or specifically acquired for the performance of such part of the cancelled Order, [***]. In the event of such transfer and delivery and depending on the scope of such transfer and delivery, BLI will be obligated to pay only (i) [***], (ii) [***].

6.	WARRANTIES

6.1.    General. Supplier represents and warrants that:

(i)    Supplier has been duly incorporated, and is validly existing in good standing, under the laws of the jurisdiction of its incorporation or organization. Supplier has the power and authority to own and operate its assets, to carry on its business as currently conducted, and to execute, deliver and perform these Ts&Cs.

(ii)    All action on the part of Supplier necessary for the execution, delivery and performance of these Ts&Cs has been taken or will be taken prior to the Effective Date. These Ts&Cs constitute a valid and legally binding obligation of Supplier, enforceable against Supplier in accordance with its respective terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) the effect of rules of law governing the availability of equitable remedies.

(iii)    The execution, delivery and performance of these Ts&Cs do not and will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation that would result in the creation of any encumbrance upon any of the assets owned by Supplier under, any material provision of applicable law, rule or regulation, of Supplier’s organizational documents or of any material agreement, judgment, injunction, order, decree, or other instrument binding on Supplier or any assets owned by Supplier.

(iv)    No consent, approval, order or authorization of, or registration, declaration or filing with, or exemption by, any third party or any governmental entity is required by or with respect to Supplier in connection with the execution, delivery and performance of these Ts&Cs. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of Supplier in connection with the performance of the Order(s) pursuant to these Ts&Cs.

6.2.    Warranty. Supplier warrants to BLI and its customers that, for a period of [***] months after the sooner of [***] or [***] days after delivery, the Products and their use thereof shall (i) conform to, [***] the specifications for such Products referenced in the applicable Order(s), (ii) be free from defects in design [***], and (iii) be free of defects in materials and workmanship (latent or otherwise), and be new and not of used, reconditioned or refurbished quality, or contain any used, reconditioned or refurbished components. Supplier further warrants to BLI and its customers that the Products [***] shall (iv) be free and clear of [***] claims, encumbrances, liens and restrictions of any kind, and [***] not infringe or misappropriate any patent, copyright, trade secret or other intellectual property right of others. Supplier also warrants that to the extent that any Product contains any firmware or software, such firmware and software shall conform to, [***], the specifications for such firmware or software, and shall be virus-free [***], and shall not include any open source or other third party code that subjects BLI to a third party license agreement [***]. In addition, Supplier warrants that [***] materials used by Supplier in the Products or in their production will satisfy current governmental and safety constraints on restricted, toxic and hazardous materials as well as environmental, [***] considerations that apply to the country of manufacture, sale or destination. [***] of any design, material, process, specification or Product [***]. Supplier will pass through any manufacturers’ warranties for component parts to the extent authorized by such manufacturers. Supplier’s warranty does not cover [***]. The foregoing warranties shall survive delivery, inspection, testing and payment [***].

6.3.    Warranty Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THESE Ts&Cs, SUPPLIER SPECIFICALLY DISCLAIMS ANY WARRANTIES, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

6.4.    Warranty Claims. In the event of a warranty claim, BLI, at its option, may (i) require Supplier to [***] repair or replace the Products, [***]. In the event that Supplier is unable to repair or replace the Products, BLI, at its option, may [***]. Notwithstanding the foregoing, BLI reserves the right to repair the Products [***]. BLI’s rights in this Section are in addition to its other rights and remedies under these Ts&Cs and applicable law.

7.	INTELLECTUAL PROPERTY

7.1.    BLI Materials. If BLI provides any designs, drawings, information, materials, parts, tools, dies, molds, forms or related equipment (the “BLI Materials”) to Supplier for the performance of the Order(s), Supplier agrees that (i) all right, title and interest in and to the BLI Materials (including all proprietary and intellectual property rights therein) shall be and remain with BLI, (ii) Supplier shall not assign, convey, encumber, license, lease, pledge or transfer the BLI Materials, (iii) BLI Materials will be held by Supplier or by a third party, to the extent that Supplier has transferred possession of BLI Materials to a third party with BLI’s express prior written approval, [***], (iv) the BLI Materials shall be utilized by Supplier exclusively for BLI and for no other person or entity, (v) any products, including the Products, that utilize BLI Materials in their design and/or manufacture shall not be supplied to any third party, and (v) the BLI Materials shall (x) be [***], (y) be kept in good working condition, if applicable, [***], and (z) be shipped to BLI [***] on BLI’s request. [***]. BLI Materials shall at all times be stored in a secure, covered and locked area at the facility to which it is shipped or at such other location as BLI may approve in writing from time to time. Supplier shall not provide any of its employees, or any other person or entity, with access to the BLI Materials, except for those employees of Supplier who have a definable need to access the BLI Materials to permit Supplier to perform the Order(s). [***]. Supplier is [***] responsible for inspecting, testing and approving all BLI Materials prior to any use and [***]. BLI Materials will be housed, maintained, repaired and replaced by Supplier [***] in good working condition capable of producing Products meeting all applicable specifications, will not be used by Supplier for any purpose other than the performance of the Order(s), will be conspicuously marked by Supplier as the property of BLI, will not be commingled with the property of Supplier or with that of any third party, and [***]. Supplier will insure BLI Materials with [***] insurance for [***]. Any replacement of BLI Materials will become BLI Materials. Supplier may not release or dispose BLI Materials to any third party without the prior written approval of BLI. BLI will have the right to enter Supplier’s premises to inspect BLI Materials and Supplier’s records regarding BLI Materials. [***]. Supplier agrees to cooperate with BLI if BLI [***] upon written notice to Supplier, [***] BLI has [***]. Supplier expressly waives any right to [***] and agrees to provide BLI or its nominee(s) with [***]. At any time and from time to time upon BLI’s request, Supplier shall return the entire BLI Materials to BLI or such other person or entity as is designated by BLI in writing, in any case in accordance with the shipping instructions provided by BLI. Supplier shall return the BLI Materials in the condition in which it was received by Supplier, [***]. Supplier waives any statutory, equitable or other lien or other rights that Supplier might otherwise have on any of BLI Materials, including without limitation [***].

7.2.    BLI Work Product. In the event that an Order provides that Supplier will perform services regarding [***], Supplier agrees to provide deliverables regarding such services, and BLI agrees to pay for such services and deliverables, Supplier agrees that (i) Supplier represents and warrants that such services will be performed in a thorough and professional manner, consistent with high professional and industry standards by personnel with the requisite training, background, experience, technical knowledge and skills to perform such services, (ii) Supplier agrees to deliver to BLI such deliverables [***], and that such deliverables will [***], (iii) Supplier will disclose in writing and deliver to BLI all designs, drawings, information, materials, works of authorship, algorithms, computer programs, software, hardware, parts, tools, dies, molds, forms, equipment, processes, techniques, know-how and other inventions of any kind that Supplier may make, conceive, develop or reduce to practice, alone or jointly with others, in connection with performing such services, or that [***], whether or not they are eligible for patent, copyright, trade secret or other legal protection (including the deliverables specified in the Order(s), collectively, “BLI Work Product”), (iv) to the fullest extent permitted by applicable law, each item of BLI Work Product shall be a work made for hire owned solely and exclusively by BLI, and Supplier agrees that, regardless of whether an item of BLI Work Product is a work made for hire, all BLI Work Product shall be the sole and exclusive property of BLI, (v) Supplier hereby irrevocably transfers, conveys and assigns to BLI, and agrees to irrevocably transfer, convey and assign to BLI, exclusively and perpetually, all right, title and interest throughout the world in and to the BLI Work Product, including all proprietary and intellectual property rights therein therein, (vi) to the fullest extent permitted by applicable law, Supplier hereby irrevocably transfers, conveys and assigns to BLI, and agrees to irrevocably transfer, convey and assign to BLI, and waives and agrees never to assert, any and all moral rights (i.e., any right to claim authorship of a work, to object to or prevent the modification or destruction of a work, to withdraw from circulation or control the publication or distribution of a work, and any similar right) that Supplier or any Supplier personnel may have in or to any BLI Work Product, during and after the term of these Ts&Cs, (vii) at BLI’s request and [***], during and after the term of these Ts&Cs, Supplier will, and will cause all Supplier personnel to, assist and cooperate with BLI

[***], and Supplier will, and will cause all Supplier personnel to, execute and deliver documents and take such acts reasonably requested by BLI, to enable BLI to acquire, transfer, maintain, perfect and enforce its right, title and interest in and to the BLI Work Product and other legal protections for the BLI Work Product, and Supplier hereby appoints the officers of BLI as Supplier’s attorney-in-fact to execute and deliver such documents and take such acts on behalf of Supplier for this purpose, (viii) to the extent that Supplier owns or controls any patent rights, copyrights, trade secret rights or any other proprietary or intellectual property rights that may block or interfere with, or may otherwise be required for, the exercise by BLI of the rights assigned to BLI under this Section (collectively, “Related Rights”), Supplier hereby irrevocably grants or will cause to be granted to BLI a non-exclusive, royalty-free, fully paid up, transferable (including sublicensable and through multiple tiers of distribution), worldwide, irrevocable, perpetual license to design, have designed, make, have made, use, integrate, import, execute, reproduce, copy, display, perform, transmit, modify, improve, create derivative works based upon, offer to sell, sell, distribute and sublicense any products, software, hardware, services, methods or materials of any kind that are covered by such Related Rights, to the extent necessary to enable BLI to exercise all of the rights assigned to BLI under this Section, and (ix) [***].

7.3.    Confidentiality. BLI may disclose to Supplier certain confidential, proprietary and/or non-public information, materials or knowledge of BLI, which may be marked or identified as “confidential” at the time of disclosure or which reasonably should be understood to be confidential given the nature of the information, materials or knowledge and/or the circumstances of disclosure (the “BLI Confidential Information”). These

Ts&Cs, any Order(s), the BLI Materials and the BLI Work Product are deemed BLI Confidential Information. Supplier agrees to keep all BLI Confidential Information, including the existence of the discussions and transactions between BLI and Supplier, in the strictest confidence, and without limiting the generality of the foregoing, Supplier agrees that [***]. Supplier will protect BLI’s Confidential Information from unauthorized use, access, or disclosure in the same manner as Supplier protects its own confidential or proprietary information of a similar nature but with no less than reasonable care. Supplier agrees to use the BLI Confidential Information only for the performance of Order(s), and shall disclose the BLI Confidential Information only to the employees and BLI-approved suppliers and subcontractors of Supplier who have a need to know the BLI Confidential Information in connection with the performance of the Order(s) and who are under a duty of confidentiality no less restrictive than Supplier’s obligations hereunder. In addition to such requirements, for BLI Confidential Information that BLI marks or identifies as “sensitive confidential information”, Supplier shall disclose the “sensitive” BLI Confidential Information only to Supplier’s employees who Supplier has identified in writing to BLI (providing each such employee’s name, title and confidentiality agreement (which may be redacted for provisions unrelated to such employee’s confidentiality obligations)) in advance of any such disclosure, and BLI may, at its option, enter into a separate confidentiality or non-disclosure agreement with such employees for which Supplier agrees to provide reasonable assistance. Supplier agrees to immediately notify BLI in writing of any breach of this Section, including any unauthorized disclosure or use of BLI Confidential Information. Supplier’s obligations under this Section with respect to

BLI Confidential Information will terminate if Supplier can document that such information (i) was already lawfully known to Supplier at the time of disclosure by BLI free from any obligation of confidence, (ii) was disclosed to Supplier by a third party who had the right to make such disclosure without any confidentiality restrictions owed to BLI, (iii) is, or through no fault of Supplier has become, generally available to the public or (iv) was independently developed by Supplier without access to, or use of, BLI Confidential Information. In addition, Supplier may disclose BLI Confidential Information to the extent compelled by law or a court or other judicial or administrative body, provided that Supplier notifies BLI of such compelled disclosure promptly and in writing (to the extent legally permitted) and cooperates with BLI, at BLI’s reasonable request and cost, in any lawful action to contest or limit the scope of such required disclosure. Supplier will return to BLI all BLI Confidential Information, including [***] copies thereof and in whatever form, that contains or relates to BLI Confidential Information, and permanently erase [***] electronic copies of BLI Confidential Information promptly upon BLI’s written request. At BLI’s request, Supplier will certify in writing signed by an officer of Supplier that it has fully complied with its obligations under this Section. Supplier’s obligations under this Section shall survive the fulfillment, cancellation or termination of all Order(s) [***]. Any confidentiality or non-disclosure agreement between the parties that predates the initial Order shall be expressly modified by this Section, and this Section shall govern and control the use and disclosure of BLI Confidential Information.

7.4.    No BLI License. All right, title and interest in and to the BLI Materials and the BLI Confidential Information, including all intellectual property and other proprietary rights therein, are owned by BLI and its licensors. Supplier acknowledges that nothing in an Order grants, licenses or otherwise provides Supplier, whether by implication, estoppel or otherwise, any rights relating to any patent, copyright, trade secret or other intellectual property right of BLI, except the limited right to use the BLI Materials and BLI Confidential Information, as applicable, for the sole purpose of performing the Order(s) in accordance with these Ts&Cs. All rights not expressly granted to Supplier in these Ts&Cs are retained by BLI and its licensors. In addition, Supplier shall not offer, sell, license, lease or otherwise transfer (for payment or otherwise) any Products incorporating BLI Materials, BLI Work Product and/or BLI Confidential Information to a third party, even after fulfillment, cancellation or termination of the Order(s), without BLI’s prior written approval.

7.5.    Supplier License. To the extent that any Product contains software or firmware (collectively and including any [***], the “Supplier Software”), Supplier hereby grants to BLI a non-exclusive, royalty-free, fully paid up, transferable (including sublicensable and through multiple tiers of distribution), worldwide, irrevocable, perpetual license to use the Supplier Software in connection with the Products, and to reproduce, translate, publish and use, and to authorize others to do so, any copyrighted or copyrightable materials (including operating and maintenance manuals for the Products) delivered to BLI by Supplier in connection with the performance of the Order(s). All rights in the Supplier Software not expressly granted to BLI in these Ts&Cs are retained by Supplier and its licensors.

8.	SUPPLIER RESPONSIBILITY

8.1.    Infringement Notice. Supplier shall [***] notify BLI in writing in the event that Supplier receives notice or otherwise learns that any Product or component thereof, or any BLI Work Product, or their respective manufacture, use or sale, infringes or misappropriates, or allegedly infringes or misappropriates, any intellectual property right of a third party.

8.2.    Indemnification. Supplier shall indemnify, defend and hold harmless BLI and its customers from and against all claims, damages, liabilities, losses, penalties and expenses (including litigation, arbitration and dispute resolution costs, attorneys’ and other professional fees, settlements and judgments) arising out of or resulting from (i) defective Products, (ii) any actual or alleged injury to or death of any person, or any actual or alleged damage to or loss of any property, including the BLI Materials, caused by Supplier and/or a Product, (iii) [***], (iv) any claim by or on behalf of Supplier’s suppliers, subcontractors or employees for compensation or benefits, and (v) any violation of any applicable law, rule or regulation by Supplier with respect to Supplier’s performance of Order(s); however, Supplier’s total liability under parts (i)-(iii) and (v) of this section shall not exceed $[***].

If the manufacture, use or sale of any Product or component thereof, or any BLI Work Product, is likely to be enjoined, or if any Product or component thereof, or any BLI Work Product is held to infringe or misappropriate an intellectual property right of a third party and manufacture, use or sale of such Product or component thereof, or such BLI Work Product is thereby enjoined, Supplier [***] at its cost, either [***], or [***]. If, despite Supplier’s best efforts, none of the foregoing options are available, BLI may, at its option, return such Products at Supplier’s cost, and Supplier shall refund to BLI [***], and return such BLI Work Product at Supplier’s cost, and Supplier shall refund to BLI the purchase price of such BLI Work

Product. Supplier’s obligations under this paragraph shall be in addition to, and shall not limit, restrict or otherwise affect in any way, the other obligations of Supplier under these Ts&Cs, the Order(s), applicable law or otherwise.

Notwithstanding the foregoing, [***] shall be reduced to the extent [***] is caused by (a) [***], (b) [***], or (c) [***].

Supplier’s obligations in this Section shall apply even if the claims, damages, liabilities, losses, penalties and expenses are due, or alleged to be due, in part to any indemnitee’s concurrent negligence or other fault, breach of contract or warranty, or strict liability without regard to fault; provided, however, that Supplier’s contractual obligations shall not extend to the percentage of the third party claimant’s damages attributable to the [***] imposed upon the indemnitee as a matter of law.

Supplier will not settle any indemnifiable matter if such settlement requires an admission of wrongdoing from, obligation of, or payment of money by, BLI or any BLI customer without BLI’s prior written approval.

8.3.    Insurance. Supplier agrees to maintain [***] insurance as required by applicable law, and such other insurance from financially sound insurance companies having coverages and limits of liability that are [***]. Such insurance shall be primary to any insurance carried by BLI, and upon request, Supplier will provide BLI with proof of such insurance.

9.	PRODUCTION

9.1.    Raw Materials. Supplier shall give BLI at least [***] days prior written notice if Supplier desires to change the source of any of its raw materials utilized in the production of the Products. Supplier agrees that in connection with any such change, Supplier shall not change the source for a particular raw material without BLI’s prior written approval.

9.2.    Parts. Supplier shall make available to BLI for purchase at the prices set forth in the applicable Order(s), [***] for the Products, for a period of [***] years after acceptance of the Products by BLI. Section 3.2 shall govern the pricing for such parts and tools.

9.3.    Production. Supplier shall give BLI at least [***] days prior written notice of the relocation of production of the Products from its current production site to a new production site. Supplier agrees that in connection with such relocation, Supplier [***] and if [***], Supplier [***].

9.4.    Final Orders. Supplier shall give BLI prompt but no later than [***] days prior written notice of the temporary or permanent discontinuance of production of the Products during which time Supplier shall accept Order(s) from BLI for the quantities of such Products that BLI requests. In the event that at the end of the [***] day period, Supplier has not fulfilled all of BLI’s Order(s), [***].

9.5.    Supply Transition. Within [***] days of the discontinuance of production of the Products, Supplier agrees to provide [***] information and documentation regarding the manufacturing and related processes for the production of the Products or any components thereof, providing [***], including on-site inspections, bill-of-material data, tooling and processes detail, [***]. In connection with the termination of these Ts&Cs or BLI’s decision to transition to alternate source(s) of supply, Supplier will cooperate with BLI in the transition of supply to alternate supplier(s), including the following: (i) [***], and (ii) [***]

(collectively, “Transition Support”) as [***] requested and within the [***] schedule specified, in each case by BLI in writing. [***] as requested and incurred by Supplier, provided that Supplier has advised BLI prior to incurring such amounts of its estimate of such costs and such costs are within such estimates. If the parties disagree on the cost of Transition Support, [***]. In addition, [***].

10.	LIMITATION OF LIABILITY

10.1.    Limitation of Liability. EXCEPT FOR BREACH OF CONFIDENTIALITY, [***], OR SUPPLIER’S INDEMNIFICATION OBLIGATIONS, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, PUNITIVE, SPECIAL, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY TYPE OR KIND ARISING OUT OF, OR IN ANY WAY CONNECTED WITH THESE Ts&Cs, THE ORDER(S), THE PRODUCTS, THE BLI WORK PRODUCT, [***], WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL BLI’S LIABILITY TO SUPPLIER EXCEED $[***] OR [***], WHICHEVER IS LESS. FOR CLARITY, THE ABOVE LIMITATIONS SHALL NOT LIMIT BLI’S PAYMENT OBLIGATIONS FOR UNDISPUTED INVOICES OF PRODUCTS AND BLI WORK PRODUCT. The limitations of liability and exclusions of damages in this Section form an essential basis of the bargain between the parties and shall survive and apply even if any remedy specified in these Ts&Cs is found to have failed its essential purpose.

11.	TERMINATION

11.1.    Term. The initial term of these Ts&Cs is [***] months following the Effective Date, unless earlier terminated pursuant to these Ts&Cs. These Ts&Cs will automatically renew for additional and successive [***] months terms unless a party provides written notice of non-renewal to the other party at least [***] days before the end of the then current term.

11.2.    Termination. A party may terminate these Ts&Cs and any Order(s) upon written notice to the other party only (i) if the other party breaches a material term of these Ts&Cs or such Order(s) that is uncured within 30 days after delivery of written notice of such breach, or (ii) if the other party becomes the subject of a petition in bankruptcy or any other proceeding relating to insolvency, receivership, liquidation or assignment for the benefit of creditors not dismissed within 30 days. In addition, a party may terminate these Ts&Cs at any time for any reason if the parties do not have any Order(s) outstanding at such time.

11.3.    Effect. Upon termination of these Ts&Cs and any Order(s), (i) the limited licenses granted by BLI to Supplier pursuant to these Ts&Cs will cease immediately, (ii) Supplier will immediately cease all use of the BLI Materials and BLI Confidential Information, and return to BLI all BLI Materials and BLI Confidential Information, (iii) Supplier will deliver all finished Products, BLI Work Product, work in process and other materials pursuant to any outstanding Order(s) that BLI has not cancelled and pursuant to Section 5.7, (iv) BLI shall pay Supplier all undisputed amounts due and payable under the Order(s) for Products and BLI Work Product accepted by BLI pursuant to these Ts&Cs, and any other amounts agreed in writing by BLI to be paid, and (v) upon BLI’s written request, cooperate with BLI in transferring production of the Products to a different supplier as set forth in Section 9.6. Notwithstanding the expiration or termination of these Ts&Cs, these Ts&Cs will survive and continue to apply to any Order(s) then in effect until the Order(s) are fulfilled, cancelled or terminated pursuant to these Ts&Cs.

11.4.    Survival. Sections 1, 3 through 8, 9.6, and 10 through 12 of these Ts&Cs will survive any fulfillment, cancellation or termination of the Order(s), or the expiration or termination of these Ts&Cs.

12.	MISCELLANEOUS

12.1.    Marketing. Neither party may disclose the terms of these Ts&Cs or any Order(s), or issue a public statement or press release regarding these Ts&Cs or any Order(s) without the other party’s prior written consent. Supplier shall not identify BLI as a customer or display or use BLI’s name, mark or logo in any marketing or other materials, including Supplier’s website, and/or to express or imply any endorsement of the Products.

12.2.    Non-Exclusive; Independent Contractors. The parties’ transactions pursuant to these Ts&Cs are non-exclusive. BLI and Supplier are independent contractors with respect to these Ts&Cs. Nothing in these Ts&Cs is intended to, or shall be construed to, create a partnership, agency, joint venture, employment or similar relationship between the parties. Each party does not have, and will not represent that such party has, any authority, power or right to bind the other party, or to assume or create any obligation or responsibility, express or implied, on behalf or in the name of the other party.

12.3.    Export Controls. Each party agrees to comply with, and be responsible for assuring compliance with, all export and import laws applicable to such party in connection with these Ts&Cs, and agrees to cooperate with the other party as reasonably requested by such other party for such other party to comply with this Section. Each party will not use or transfer any technology or data in violation of such laws. Each party represents that it is not, and is not acting on behalf of, (i) any person who is a citizen, national, or resident of, or who is controlled by the government of any country to which the United States has prohibited export transactions, or (ii) any person or entity listed on the U.S. Treasury Department list of Specially Designated Nationals and Blocked Persons, or the U.S. Commerce Department Denied Persons List or Entity List.

12.4.    Amendment; Waiver. These Ts&Cs may not be modified and no provision hereof may be waived other than by a written instrument signed by duly authorized officers of the parties.

12.5.    Severability. If any provision of these Ts&Cs is declared or found to be illegal, invalid or unenforceable, then such provision will be modified to the extent necessary to make it legal, valid, and enforceable while preserving the parties’ original intent to the maximum extent possible. The remaining provisions of these Ts&Cs will remain in full force and effect.

12.6.    Assignment. BLI may assign or transfer these Ts&Cs, in whole or in part, to any affiliate or in connection with any acquisition, consolidation, merger, reorganization, transfer of all or substantially all of its assets or other business combination, or by operation of law without Supplier’s consent and without providing notice. [***]. Subject to the foregoing, these Ts&Cs will bind and benefit the parties and their respective successors and permitted assigns.

12.7.    Third Party Beneficiaries. Except as set forth in these Ts&Cs, nothing in these Ts&Cs, express or implied, is intended to confer upon any party other than the parties hereto and their respective successors and permitted assigns any rights or obligations, to enforce these Ts&Cs.

12.8.    Governing Law. These Ts&Cs are to be construed in accordance with and governed by the internal laws of the State of California, United States without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California, United States. These Ts&Cs shall not be governed by the United Nations Convention on Contracts for the International Sale of Goods.

12.9.    Dispute Resolution; Injunctive Relief; Attorneys’ Fees. In the event of a dispute (a “Dispute”), a party may provide the other party with written notice of the Dispute, and the parties agree to exercise commercially reasonable efforts to resolve the Dispute in good faith by promptly engaging in discussions through a designated officer of each party, which officers shall participate in at least one in person meeting. A Dispute that cannot be resolved within [***] days following the discussions contemplated by the preceding sentence will, upon written demand of either party, be resolved exclusively by final and binding arbitration. Arbitration will be conducted exclusively in [***] by the Judicial Arbitration and Mediation Service (“JAMS”) pursuant to the United States Arbitration Act, 9 U.S.C., Section 1 et seq, and the Comprehensive Arbitration Rules and Procedures of JAMS then in effect before a single neutral arbitrator. Each party shall bear its own expenses, and the two parties will share equally the fees of the arbitrator. THE PARTIES HEREBY WAIVE ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY.

Notwithstanding anything in these Ts&Cs to the contrary, each party shall have the right, at its election, to seek injunctive or other equitable relief in any U.S. federal or state court of competent jurisdiction located in [***], as applicable, to enforce or obtain compliance with any provision of these Ts&Cs without first submitting such matter to arbitration. If any action is pursued to enforce or obtain compliance with these Ts&Cs, [***]. All rights and remedies hereunder shall be cumulative, may be exercised singularly or concurrently and, unless otherwise stated herein, shall not be deemed exclusive.

12.10.    Force Majeure. A party shall be excused from performance under these Ts&Cs for any period to the extent that such party is prevented from performing any obligation, in whole or in part, as a result of a cause beyond its reasonable control and without its negligence or misconduct, including without limitation, acts of God, natural disasters, war or other hostilities, labor disputes, civil disturbances, or governmental acts, orders or regulations; provided, however, that (i) when an actual or threatened cause delays or is anticipated to delay the timely performance of any obligations under an Order, the affected party shall immediately notify the non-affected party in writing of all relevant information and the anticipated date performance will be completed without limiting any rights or remedies of the non-affected party; and (ii) the non-affected party shall have the right to cancel the Order, in whole or in part, by written notice to Supplier without any liability to Supplier if the delay is more than [***] days.

12.11.    Notices. Any notice under these Ts&Cs shall be given in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) when sent, if sent by facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (ii) [***] days after having been sent by registered or certified mail, return receipt requested, postage prepaid, from one country to another country, or three days after having been sent by registered or certified mail, return receipt requested, postage prepaid, within the same country, or (iii) [***] business days after deposit with an internationally recognized express courier, freight prepaid, with written verification of receipt, from one country to another country, or one business day after deposit with an internationally recognized express courier, freight prepaid, with written verification of receipt, within the same country. Unless otherwise agreed in writing by BLI and Supplier, all notices regarding these Ts&Cs shall be sent to (a) the attention of BLI at the address in the Order, and (b) the attention of Supplier’s account manager (or other individual) identified on Supplier’s quotation at the address on such quotation. All notices shall be in the English language.

12.12.    Counterparts. These Ts&Cs may be signed in counterparts, including via facsimile, pdf or other electronic reproduction, and any such counterpart will be valid and effective for all purposes.

IN WITNESS WHEREOF, the signatures of authorized individuals of the parties below confirm that these are valid and binding Terms and Conditions of Purchase effective as of the Effective Date.

BERKELEY LIGHTS, INC.		Korvis LLC

By:	/s/ Keith Breinlinger	By:	/s/ Ben Wahlstrom
Name:	Keith Breinlinger	Name:	Ben Wahlstrom
Title:	VP, Systems	Title:	President
Date:	2-25-15	Date:	2-25-15